UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21422

Trust for Advised Portfolios

(Exact name of registrant as specified in charter)

615 East Michigan Street

Milwaukee, Wisconsin 53202

(Address of principal executive offices) (Zip code)

Russell B. Simon, President

Trust for Advised Portfolios

777 East Wisconsin Avenue, 10th Floor

Milwaukee, Wisconsin 53202

(Name and address of agent for service)

(626) 914-7395

Registrant's telephone number, including area code

Date of fiscal year end: December 31

Date of reporting period: December 31, 2022

Item 1. Reports to Stockholders.

(a)

Annual Report

December 31, 2022

Opportunity Trust

Class A  LGOAX

Class C  LMOPX

Class FI  LMOFX

Class I  LMNOX

Class IS  MVISX

Class R  LMORX

Table of contents

Opportunity Trust
Manager commentary	1
Fund at a glance	9
Fund expenses	10
Fund performance	12
Schedule of investments	13
Statement of assets and liabilities	16
Statement of operations	18
Statements of changes in net assets	19
Statement of cash flows	20
Financial highlights	21
Notes to financial statements	27
Report of independent registered public accounting firm	41
Approval of investment advisory agreement	43
Additional information	46
Privacy notice	50
Directory of Fund's service providers	Back Cover

Opportunity Trust 2022 Annual Report

Opportunity Trust manager commentary (unaudited)

"Every new beginning comes from some other beginning's end."
— Seneca

A new year, a new beginning. People often appreciate the prospect of starting fresh, the possibility that comes with change. New Year's resolutions bring hope and promise.

For most, the biggest challenge isn't figuring out what to do, but doing it consistently. Resolutions are made, but not kept. We know we should eat healthy and exercise, be kind and patient with loved ones and buy low and sell high. Somehow, the knowing doesn't easily translate into the doing.

Greatness can result from consistent execution of the enduring obvious. Jeff Bezos built Amazon into one of the most successful companies of all time by providing customers what they will always want: low prices and great service.

Morgan Housel, author of the fabulous book The Psychology of Money, tells a story on his blog about a friend's conversation with Warren Buffett during the depths of the Financial Crisis in 2009. The friend wondered aloud how the economy could ever rebound from such damage. Buffett asked if he knew what the best-selling candy bar was in 1962? Snickers. And today? The same.

That somewhat cryptic response revealed a deeper insight: one of Buffett's secrets to success has been capitalizing on the gap between what endures for businesses versus what's ephemeral in markets and the economy.

You don't need to be at the top of Forbes billionaires list, like Bezos and Buffett, to reap huge rewards from capitalizing on consistency. Stories abound regarding normal people who did just that.

I love the story about fellow-Vermonter Ronald Read. In 2014, the former janitor and gas-station attendant died at the age of 92. His $8M fortune shocked family and the charities to which he bequeathed his wealth. How did someone from such humble means amass such wealth? Read consistently spent less than he earned and invested in enduring blue-chip companies. Time, not timing was the secret to his success.

In his book and on his blog, Morgan Housel tells the contrasting stories of Grace Groner and Richard Fuscone. Grace was orphaned at age 12, never married, drove, or had children. She worked as a secretary and lived alone in a one-bedroom house. When she died at age 100, she left $7M to charity. How? Same cause: market compounding over time.

Fuscone, on the other hand, went to Harvard and University of Chicago. He became the vice-chairman of Merrill Lynch's Latin America division before retiring in his 40s to pursue personal and charitable interests. His education and income

Opportunity Trust 2022 Annual Report

Opportunity Trust manager commentary (unaudited) (cont'd)

didn't protect him from the worst of financial outcomes. He declared bankruptcy, dealing with foreclosures on two homes (one was over 20K sq ft with a $66K/mo mortgage).

Housel points out that there's no other field where this would be possible. Where a person with no education, resources or experience can so vastly outperform someone with all the advantages. I think there might be some parallels. We all know highly educated doctors without the healthiest habits. Or priests, reverends, or other spiritual leaders whose lifestyles don't live up to their preachings.

The point remains: simple behaviors consistently practiced over time can be much more powerful than the most sophisticated knowledge and analysis. We understand this about health and morals but underestimate its application to wealth creation.

Grace and Ronald can teach us a thing or two. It's crucial to remember the power of long-term compounding after a particularly dreadful year for markets. The S&P 500 ended down 19%, the seventh worst year since 1926, and a 60/40 stock-bond portfolio declined 17%, the worst since 1937.

After suffering losses for the past year, many investors' first instinct is to run for the hills. Institutional investors show extreme bearishness across several measures. Equity market exposure has been at historic lows. There's also research that suggests the average retail investor's performance suffers more from poor timing decisions than other common detractors like poor fund choices or fund fees. Investors get spooked at exactly the wrong time.

Reversion to the mean is a powerful force in markets. Evidence suggests Morningstar's ratings, which are heavily based on trailing performance, have no predictive value. When things look ugly, there's a benefit in doing as Crosby, Stills & Nash recommends: love the one you're with.

The best stocks, funds, economies, and markets all suffer periods of poor performance. Hendrik Bessembinder's (Arizona State University) research demonstrates that the 100 most successful stocks of each decade had average drawdowns of 33% over an average of 10 months. In the preceding decade, those stocks suffered 52% average drawdowns lasting 22 months.

To be successful in investing, one must accept this pain as part of the process and focus on long-term prospects. The S&P 500 has compounded capital at a 9.4% average annual rate since 1927, despite many recessions, wars, bear markets, inflation- scares, Federal Reserve tightenings and other frightening events.

For the average investor, it's surprisingly simple to do well with a long time horizon. Simple, but not easy. Dollar cost averaging, the practice of consistently

Opportunity Trust 2022 Annual Report

buying equities over long periods of time, works! It's much more difficult, if not impossible, to try to time markets.

Time is your biggest ally in this business, which is why I chose the name Patient Capital for the firm.

For us, 2023 brings a remarkable opportunity for reflecting on change. As Bill Miller steps off as portfolio manager of the Opportunity Strategy and we prepare for Patient Capital to take over that business, along with its supporting organization, much will change. Yet it's what endures that's likely more important.

Our philosophy and process, which have demonstrated success for over 40 years, won't change. There will be continuity in both the investment and operational teams. Bill will remain an advisor, mentor, investor, and friend; we will continue to benefit from his valuable perspective. On a more mundane level, we will continue to go to the same office. From the perspective of us internally, it's more a picture of continuity than change.

That's not to say we underestimate the change. We have an amazing opportunity in front of us. We couldn't be more excited about the future.

I feel extraordinarily grateful for my past 20-plus years under Bill's tutelage, and for what lies ahead. I ended the year reflecting on the value of good mentorship. I sent Bill a thank- you note attempting to capture some of what I've learned:

I've learned so very much from you: the pursuit of excellence and high standards, the pursuit of knowledge and learning, the importance of communication and how to write and present effectively, that nothing is more important than character and ethics, the power of resilience and perseverance, the joy of finding a great investment and making others successful, the power and importance of positivity, a great sense of humor, open-mindedness, patience and loyalty...to name only a few.

It's my responsibility and duty to make the most of what I've learned. I begin 2023 with an immense sense of purpose and promise. I feel honored to carry on our distinctive investment process. Our approach is characterized by long-termism, value- discipline, independent-thinking and flexibility/adaptability. I believe this combination is unique and valuable.

These days, the market is hyper-efficient at incorporating short- term data. There's a reason why the Citadels and Renaissances of the world, who specialize in real-time algorithms, do so well. We believe it's much less efficient over a longer time horizon. Only about 1/4 of active mutual funds hold stocks for 3 years or more. Hedge funds trade even more often. While divergences from intrinsic value can create excess short-term volatility, we believe it also creates heightened long-term opportunity.

Opportunity Trust 2022 Annual Report

Opportunity Trust manager commentary (unaudited) (cont'd)

Additionally, value discipline is increasingly rare. According to Morningstar, value-oriented funds account for only roughly 5-10% of money under management, down from closer to 25% in the mid-2000s. Yet, a long-term, value approach has demonstrated success over many decades as Buffett recounted in his excellent article, The Superinvestors of Graham-and- Doddsville. While the last decade challenged value managers, we believe the reversal that's occurred over the past year or two is likely to endure.

Our results have disappointed and diverged from most value managers recently. That's primarily attributable to our willingness to invest early in companies we believe are long-term secular winners. These securities remain strong contributors to our longer-term results.

A small percentage of companies (4%) drive all the market's wealth creation over long periods of time. It would seem sensible, then, to try to identify these opportunities. And we do. The very best value investors benefitted from investing early in companies that compound(ed) capital over long periods (eg- Buffett and Ben Graham with Geico; Bill Miller with Amazon). But many rule them out based on accounting metrics that appear expensive.

Average Annual Total Returns and Expenses (%) as of 12/31/22

	Without Sales Charges
	1 Yr	5 Yr	10 Yr
Class A (LGOAX)	-36.09	0.70	9.32
Class C (LMOPX)	-36.57	-0.05	8.49
Class FI (LMOFX)	-36.15	0.63	9.26
Class I (LMNOX)	-35.92	0.96	9.60
Class IS (MVISX)[2]	-35.90	—	—
Class R (LMORX)	-36.27	0.44	8.96
S&P 500[1]	-18.11	9.42	12.56
	With Max Sales Charges
	1 Yr	5 Yr	10 Yr
Class A	-39.76	-0.49	8.67
Class C	-37.13	-0.05	8.49

1  S&P 500 since inception return represented from 12/30/99, the Fund's oldest share class.

Gross Expenses (%): Class A 1.21; Class C 1:95; Class FI 1.29; Class I 0.98; Class IS 0.90; Class R 1.47. 2 Average annual return since inception (8/22/2018) was -3.64%.

Performance shown represents past performance and is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than the original cost. Class A shares have a maximum front-end sales charge of 5.75%. Class C shares have a one-year contingent deferred sales charge (CDSC) of 1.0%. If sales charges were included, performance shown would be lower. Total returns assume the reinvestment of all distributions at net asset value and the deduction of all Fund expenses. Total return figures are based on the NAV per share applied to shareholder subscriptions and redemptions, which may differ from the NAV per share disclosed in Fund shareholder reports. Performance would have been lower if fees had not been waived in various periods. YTD is calculated from January 1 of the reporting year. All classes of shares may not be available to all investors or through all distribution channels. For the most recent month-end information, please call 888-593-5110 or visit millervaluefunds.com.

Opportunity Trust 2022 Annual Report

We explicitly look for these sorts of opportunities as part of our process. This has significantly enhanced our long-term performance. Amazon, RH and Farfetch (given our sales at higher prices) are all top contributors over the last decade.

Over the past 12-18 months, early-stage opportunities have only hurt us (and anyone else who owned them). These companies have gotten crushed. The magnitude and length of this decline has now reached extremes. ARK Innovation ETF, which embodies early-stage, secular change investing, was down 80% from its peak at year-end, almost 2 years after its Feb 2021 peak.

We are nearing the 2-year mark for the bear market in "innovation stocks." The early-2000s tech bear market lasted slightly over 2 years (a little closer to 3 for securities that peaked the earliest). We've nearly matched that historical worst-case scenario in duration. Since markets react much more quickly these days, the comparison is even more striking.

The source of the late-90s bubble was the technology and telecom sectors. On an annual basis, the tech sector lost 73% over 3 years before recovering. The current bubble centered on innovation stocks. ARK's 2021-2022 performance of -75% almost exactly matches the tech sector's losses in the early 2000s. See Appendix 1 for more details on how 2000 losses compare to current ones.

This means we should be in the later innings of losses. One main difference between now and then is the profitability of companies at the center of the storm. We have more money- losers these days. The market currently favors companies that pursue profits most aggressively. We expect this to continue, and it could take more pain for managements to adequately adjust. Another big wild card is recession. We had a mild one in the early 2000s. What transpires is sure to be a factor in the ultimate level of losses.

We believe many names price in a recession. Consumer discretionary stocks lost 37% in 2022 as valuations corrected, and the market discounted a looming recession. That loss equals the entire loss suffered by the group in the early 2000s. That recession was mild. The Financial Crisis recession of 2007-2009 certainly was not. During that bear market, consumer discretionary declined 42%1. We're close to even that! We think this bodes well for our consumer and cyclical stocks, which account for a sizeable chunk of the portfolio.

As for "innovation stocks", we believe selectivity is key. Most early-stage innovators fail to outperform. Yet some will likely be the biggest wealth creators. We continue to turn over stones in search of those opportunities.

As for value, we believe value discipline will matter more over the next decade than it did over the last. Value strategies faced headwinds in the 2010s. As interest rates fell, duration and growth were rewarded. Assets fled value in favor of growth.

1  Dec 29, 2006 — Dec 31, 2008

Opportunity Trust 2022 Annual Report

Opportunity Trust manager commentary (unaudited) (cont'd)

Many value stocks faced secular risk. Those forces have mostly all reversed, with rates up substantially and companies adapting to the new world. We believe we are early in what's likely to be a lasting shift toward value.

We think our unique combination of a value-focus along with a willingness to look at potential compounders early in their lifecycle is an advantage. This process won't change.

We think of the portfolio as a core of high conviction value names with a tail of mostly beaten down potential secular winners we believe have the potential to rise 5, 10, 50 or even 100 times.

The portfolio's been dragged down by growth names and cyclicals. Both have reached extreme levels associated with the end of losses in past bear markets/recessions. We think there are good odds 2023 will be a strong year for us. A year where the market can focus more on company fundamentals than macro, which is helpful to our style. We couldn't be more excited about the portfolio's prospects, whatever ephemeral forces it faces.

Samantha McLemore, CFA January 13, 2023

What is the Fund's investment strategy?

The Fund seeks long-term growth of capital. The Fund normally invests in securities, derivatives, and other financial instruments that, in the portfolio managers' opinion, offer the opportunity for long-term growth of capital. The portfolio managers exercise a flexible strategy when selecting investments, not limited by investment style or asset class. The investment strategy typically involves identifying instances where the manager believes the capital markets have mispriced investment opportunities and exploiting price discrepancies and inefficiencies in the market. The Fund may invest in the common stock of U.S. and foreign securities, debt securities, derivatives and other financial instruments. The Fund may also engage to a substantial degree in short sales of securities and other instruments, and can borrow money for investment purposes in amounts up to 10% of its net assets, a practice known as "leveraging." Although the portfolio managers consider ratings in determining whether securities convertible into common stock or debt securities are appropriate investments for the Fund, such securities may include investments rated below investment grade, commonly known as "junk" bonds, and unrated securities.

What were the overall conditions during the Fund's reporting period?

All major equity indices ended the year in the red on a total return basis with the Nasdaq Composite declining 32.5% followed by the S&P500 down 18.1% and the

Opportunity Trust 2022 Annual Report

Dow Jones Industrial Average closing out the year with a loss of 6.9%. Nine out of the eleven sectors in the S&P 500 posted negative returns for the year, with Telecommunications and Consumer Discretionary down the most with returns of -39.9% and -37.0%, respectively. Energy and Utilities were the only sectors with positive returns gaining 65.4% and 1.6%, respectively. Mid-caps outperformed Large-Caps, which beat Small-cap names. Specifically, the Russell Midcap Index's -17.3% return beat the large-cap Russell 1000 Index's loss of 19.1% which was better than the small-cap Russell 2000 Index's -20.5% return. Value stocks outperformed growth stocks with the Russell 1000 Value declining 7.6% compared with the Russell 1000 Growth Index's loss of 29.1% over the year. Bonds were down for the year, with the Barclays Long-Term Treasury Index underperforming most equity benchmarks with a decline of 29.5%. The Bloomberg U.S. Aggregate did better with a decline of 13.0%. Commodities were up for the year, with the Bloomberg Commodity Index rising 13.8% while the dollar gained 8.2% and gold was largely flat at down 1.0% for the year. Oil prices hit a high of $123.70 early in the year but trended down ending the year at $80.26, up 6.7% annually. All major developed countries' markets except for the United Kingdom and Australia ended the year down in local currency terms, with the FeUS being the worst market with a total return of -18.1% followed by Hong Kong at -12.6%. The UK returned 4.6% during the year followed by Australia which was up 0.5%. Emerging market countries were mixed in local currency terms with Russia and China down 36.9% and 12.8%, respectively, while Indonesia and Brazil were up 5.8% and 4.7%, respectively.

How did we respond to these changing market conditions?

We think our unique combination of a value-focus along with a willingness to look at potential compounders early in their lifecycle is an advantage. This process won't change. We think of the portfolio as a core of high conviction value names with a tail of mostly beaten down potential secular winners we believe have the potential to rise 5, 10, 50 or even 100 times. The portfolio's been dragged down by growth names and cyclicals. Both have reached extreme levels associated with the end of losses in past bear markets/recessions. We think there are good odds 2023 will be a strong year for us. A year where the market can focus more on company fundamentals than macro, which is helpful to our style.

What were the leading contributors to performance?

iShares 20+ Year Tr Bond ETF 1/24 P143, Ovintiv Inc. (OVV), and Diamondback Energy Inc. (FANG) were the top contributors for the year based on contribution to total return.

Opportunity Trust 2022 Annual Report

Opportunity Trust manager commentary (unaudited) (cont'd)

What were the leading detractors from performance?

Farfetch Ltd. (FTCH), Coinbase Global Inc. (COIN) and Meta Platforms Inc. (META) were the top detractors for the year based on contribution to total return.

Were there any significant changes to the Fund during the reporting period?

We initiated 14 new positions while eliminating 21 holdings, bringing the Fund's total names to 39 as of December 31. The Fund's top 10 represented 47.8% of total assets compared to 24.0% for the index, highlighting the fund's meaningful active share of around 110.1%. The manager provides a quarterly letter discussing portfolio changes at https://millervaluefunds.com.

The S&P 500 Index is a market capitalization-weighted index of 500 widely held common stocks. Unmanaged index returns do not reflect any fees, expenses or sales charges. An investor cannot invest directly in an index. The NASDAQ Composite Index is a market capitalization-weighted index that is designed to represent the performance of NASDAQ securities and it includes over 3,000 stocks. The Dow Jones Industrial Average (DJIA) is an unmanaged index composed of 30 blue-chip stocks, each with annual sales exceeding $7 billion. The DJIA is price-weighted, reflects large-cap companies representative of U.S. industry, and historically has moved in tandem with other major market indexes, such as the S&P 500. The Russell 1000® Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. The Russell Midcap Index, an unmanaged index, measures the performance of the 800 smallest companies in the Russell 1000 Index. The Russell 2000 Index measures the performance of the 2,000 smallest-cap companies in the Russell 3000 Index. The Russell 2000 is managed by FTSE Russell Group and is widely regarded as a bellwether of the U.S. economy because of its focus on smaller companies that focus on the U.S. market. The Russell 1000® Growth Index measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000® Value Index measures the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values. The Bloomberg US Aggregate Index is a broad-based flagship benchmark that measures the investment grade, US dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities, MBS (agency fixed-rate pass-throughs), ABS and CMBS (agency and non-agency). The Bloomberg Commodity Index is a highly liquid and diversified benchmark for commodity investments. Active share measures the degree of difference between a fund portfolio and its benchmark index. Compounders are companies with the ability to appreciate over the long term.

Opportunity Trust 2022 Annual Report

Fund at a glance+ (unaudited)

Investment breakdown (%) as a percentage of total investments

+  The bar graph above represents the composition of the Fund's investments as of December 31, 2022 and December 31, 2021. The Fund is actively managed. As a result, the composition of the Fund's investments is subject to change at any time.

1  Percentage is 0.01 and 0.00 of total investment as of December 31, 2022 and December 30, 2021, respectively.

Opportunity Trust 2022 Annual Report

Fund expenses (unaudited)

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on July 1, 2022 and held for the six months ended December 31, 2022.

Actual Expenses

The table below titled "Based on total actual return" provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During the Period".

Hypothetical Example for Comparison Purposes

The table below titled "Based on hypothetical actual return" provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs could have been higher.

Opportunity Trust 2022 Annual Report

Based on total actual return1

	Actual Total Return Without Sales Charges[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A	-2.49%	$1,000.00	$975.10	1.75%	$8.71
Class C	-2.87	1,000.00	971.30	2.51	12.47
Class FI	-2.55	1,000.00	974.50	1.83	9.11
Class I	-2.35	1,000.00	976.50	1.49	7.42
Class IS	-2.34	1,000.00	976.60	1.52	7.57
Class R	-2.60	1,000.00	974.00	2.01	10.00

Based on hypothetical actual return1

	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A	5.00%	$1,000.00	$1,016.38	1.75%	$8.89
Class C	5.00	1,000.00	1,012.55	2.51	12.73
Class FI	5.00	1,000.00	1,015.98	1.83	9.30
Class I	5.00	1,000.00	1,017.69	1.49	7.58
Class IS	5.00	1,000.00	1,017.54	1.52	7.73
Class R	5.00	1,000.00	1,015.07	2.01	10.21

1  For the six months ended December 31,2022.

2  Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value or does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge ("CSDC") with respect to Class C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

3  Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class' respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 365.

Opportunity Trust 2022 Annual Report

Fund performance (unaudited)

Historical Performance

Value of $10,000 invested in

Class A Shares of Opportunity Trust vs. S&P 500 Index† — December 2012 - December 2022

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†  Hypothetical illustration of $10,000 invested in Class A shares of Opportunity Trust on December 31, 2012, assuming the maximum sales charge at purchase and reinvestment of all distributions, including returns of capital, if any, at net asset value through December 31, 2022. The hypothetical illustration also assumes a $10,000 investment in the S&P 500 Index. The S&P 500 Index is an unmanaged index of 500 stocks and is generally representative of the performance of larger companies in the U.S. The index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The performance of the Fund's other classes may be greater or less than the Class A shares' performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

Opportunity Trust 2022 Annual Report

Schedule of investments

December 31, 2022

Opportunity Trust

Security	Shares	Value
Common Stocks — 116.3%
Communication Services — 9.3%
Interactive Media & Services — 7.0%
Alphabet Inc., Class A Shares *(a)	550,000	$48,526,500
Meta Platforms Inc., Class A Shares *(a)	250,000	30,085,000
Total Interactive Media & Services		78,611,500
Media — 2.3%
S4 Capital PLC *	11,500,000	26,304,463
Total Communication Services		104,915,963
Consumer Discretionary — 43.0%
Automobiles — 3.6%
General Motors Co. (a)	1,200,000	40,368,000
Diversified Consumer Services ? 2.4%
ADT Inc.	3,000,000	27,210,000
Hotels, Restaurants & Leisure — 12.0%
Expedia Group, Inc. *(a)	700,000	61,320,000
Norwegian Cruise Line Holdings Ltd. *(a)	3,400,000	41,616,000
Travel Plus Leisure Co.	900,000	32,760,000
Total Hotels, Restaurants & Leisure		135,696,000
Household Durables — 5.1%
Taylor Morrison Home Corp. *(a)	1,900,000	57,665,000
Internet & Direct Marketing Retail — 12.0%
Alibaba Group Holding Ltd. — ADR *	500,000	44,045,000
Amazon.com Inc. *(a)	600,000	50,400,000
Farfetch Ltd., Class A Shares *(a)	6,200,000	29,326,000
Stitch Fix Inc., Class A Shares *	4,000,000	12,440,000
Total Internet & Direct Marketing Retail		136,211,000
Leisure Products — 4.7%
Mattel, Inc. *(a)	3,000,000	53,520,000
Textiles, Apparel & Luxury Goods — 3.2%
Canada Goose Holdings Inc. *(a)	2,000,000	35,620,000
Total Consumer Discretionary		486,290,000
Energy — 13.0%
Oil, Gas & Consumable Fuels — 13.0%
Chesapeake Energy Corp.	300,000	28,311,000
Energy Transfer LP (a)	4,500,000	53,415,000
Ovintiv Inc. (a)	1,300,000	65,923,000
Total Oil, Gas & Consumable Fuels		147,649,000
Total Energy		147,649,000
Financials — 20.4%
Banks — 9.3%
Citigroup Inc.	925,000	41,837,750

Opportunity Trust 2022 Annual Report

Schedule of investments (cont'd)

December 31, 2022

Opportunity Trust

Security	Shares	Value
JPMorgan Chase & Co. (a)	300,000	$40,230,000
Silvergate Capital Corp., Class A *	1,300,000	22,620,000
Total Banks		104,687,750
Capital Markets — 2.0%
Coinbase Global Inc., Class A Shares *	650,000	23,003,500
Consumer Finance — 9.1%
Capital One Financial Corp.	280,000	26,028,800
OneMain Holdings Inc. (a)	1,700,000	56,627,000
SoFi Technologies Inc. *	4,500,000	20,745,000
Total Consumer Finance		103,400,800
Total Financials		231,092,050
Health Care — 10.5%
Biotechnology — 4.9%
Karuna Therapeutics, Inc. *	130,000	25,545,000
PureTech Health Plc *	9,200,000	29,641,182
Total Biotechnology		55,186,182
Pharmaceuticals — 5.6%
Green Thumb Industries Inc. *	2,600,000	22,464,000
Teva Pharmaceutical Industries Ltd. — ADR *	4,500,000	41,040,000
Total Pharmaceuticals		63,504,000
Total Health Care		118,690,182
Industrials — 10.6%
Airlines — 7.3%
Delta Air Lines Inc. *(a)	1,500,000	49,290,000
United Continental Holdings, Inc. *	900,000	33,930,000
Total Airlines		83,220,000
Road & Rail — 3.3%
Uber Technologies Inc. *	1,500,000	37,095,000
Total Industrials		120,315,000
Information Technology — 6.9%
IT Services — 4.2%
DXC Technology Co. *	500,000	13,250,000
Fiserv, Inc. *	340,000	34,363,800
Total IT Services		47,613,800
Software — 2.7%
Splunk Inc. *	350,000	30,131,500
Total Information Technology		77,745,300
Materials — 2.6%
Metals & Mining — 2.6%
Cleveland-Cliffs, Inc. *	1,800,000	28,998,000
Total Materials		28,998,000
Total Common Stocks (Cost — $1,505,785,214)		1,315,695,495

Opportunity Trust 2022 Annual Report

Opportunity Trust

Security	Maturity Date	Rate	Face Amounts	Value
Corporate Bonds — 0.6%
Financials — 0.6%
Capital Markets — 0.6%
Coinbase Global, Inc. (b)	Oct. 1, 2028	3.375%	$12,000,000	$6,315,000
Total Financials				6,315,000
Total Corporate Bonds (Cost — $6,355,500)				6,315,000
Investment Fund — 0.1%
Pangaea One, LP (c)(d)(e)				1,548,089
Total Investment Fund (Cost — $27,419,463)				1,548,089
	Expiration Date	Exercise Price	Shares
Warrants — 0.0%
Alaunos Therapeutics, Inc. *(d)(e)	Jul. 30, 2024	$7.00	3,787,879	196,970
Total Warrants (Cost — $1,177,757)				196,970
Total Investments — 117.0% (Cost — $1,540,737,934)				1,323,755,554
Liabilities in Excess of Other Assets — (17.0)%				(192,542,630)
Total Net Assets — 100.0%				$1,131,212,924

ADR — American Depositary Receipt

*  Non-income producing security.

(a)  All or a portion of this security is pledged as collateral pursuant to the loan agreement.

(b)  Security was purchased to rule 144 under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid. At December 31, 2022, the value of these securities totaled $6,315,000 or 0.6% of net assets.

(c)  In this instance, as defined in the Investment Company Act of 1940, an "Affiliated Company" represents Fund ownership of at least 5% of the outstanding voting securities of an issuer, or outstanding capital for Pangaea One, LP. At December 31, 2022, the total market value of investments in Affiliated Companies was $1,548,089 and the cost was $27,419,463. (See Note 9).

(d)  Security is valued in good faith in accordance with procedures approved by the Board of Trustees (See Note 2).

(e)  Restricted security (See Note 10).

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor's Financial Services LLC ("S&P"). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The Accompanying Notes are an Integral Part of these Financial Statements.

Opportunity Trust 2022 Annual Report

Statement of assets and liabilities

December 31, 2022

Assets:
Investments in unaffiliated securities, at value (Cost $1,513,318,471)	$1,322,207,465
Investments in affiliated securities, at value (Cost $27,419,463)	1,548,089
Cash	470
Receivable for securities sold	22,897,555
Receivable for Fund shares sold	2,425,629
Dividends and interest receivable	226,375
Prepaid expenses	53,523
Total Assets	1,349,359,106
Liabilities:
Line of credit payable (Note 7)	206,489,000
Payable for securities purchased	6,459,375
Payable for Fund shares repurchased	2,328,102
Investment management fee payable	777,704
Distribution and service fees payable	668,352
Interest payable	750,993
Accrued other expenses	672,656
Total Liabilities	218,146,182
Total Net Assets	$1,131,212,924
Net Assets:
Paid-in capital	$1,604,166,062
Total accumulated loss	(472,953,138)
Total Net Assets	$1,131,212,924

The Accompanying Notes are an Integral Part of these Financial Statements.

Opportunity Trust 2022 Annual Report

Net Assets:
Class A	$512,731,112
Class C	$71,844,397
Class FI	$7,032,724
Class I	$535,203,811
Class IS	$1,146,462
Class R	$3,254,418
Shares Outstanding:
Class A	23,661,108
Class C	3,684,762
Class FI	313,514
Class I	22,285,465
Class IS	47,682
Class R	151,342
Net Asset Value:
Class A (and redemption price)	$21.67
Class C (redemption price* and offering price per share)	$19.50
Class FI (redemption price and offering price per share)	$22.43
Class I (redemption price and offering price per share)	$24.02
Class IS (redemption price and offering price per share)	$24.04
Class R (redemption price and offering price per share)	$21.50
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 5.75%)	$22.99

*  Redemption price per share of Class C shares is NAV reduced by a 1.00% CDSC if shares are redeemed within one year of purchase (See Note 3).

The Accompanying Notes are an Integral Part of these Financial Statements.

Opportunity Trust 2022 Annual Report

Statement of operations

For the Year Ended December 31, 2022

Investment Income:
Dividends from unaffiliated investments	$13,945,548
Dividends from affiliated investments	757,986
Total Investment Income	14,703,534
Expenses:
Investment management fee (Note 3)	12,192,513
Interest expense (Note 7)	5,254,949
Distribution fees (Note 6)	2,770,466
Shareholder servicing fee (Note 6)	1,024,344
Administration and fund accounting fees (Note 3)	917,941
Transfer agent expenses (Note 3)	390,440
Registration fees	133,560
Custody fees (Note 3)	117,460
Shareholder reports	106,907
Legal fees	62,310
Insurance	32,987
Miscellaneous expenses	23,399
Audit and tax fees	20,805
Trustees' fees (Note 3)	15,002
Compliance fees (Note 3)	14,135
Total Expenses	23,077,218
Less: Expenses Waived and Reimbursed by the Adviser (Note 3)	(229,399)
Net Expenses	22,847,819
Net Investment loss	(8,144,285)
Realized and Unrealized Gain (Loss) on Investments (Note 2):
Net Realized Gain (Loss) From:
Investments in unaffiliated securities	(251,400,187)
Investments in affiliated securities	(3,617,795)
Net Realized Loss	(255,017,982)
Net Change in Unrealized Appreciation (Depreciation) From:
Investments in unaffiliated securities	(455,307,014)
Investments in affiliated securities	(26,608,551)
Net Change in Unrealized Appreciation (Depreciation)	(481,915,565)
Net Loss on Investments	(736,933,547)
Decrease in Net Assets from Operations	$(745,077,832)

The Accompanying Notes are an Integral Part of these Financial Statements.

Opportunity Trust 2022 Annual Report

Statements of changes in net assets

For the Years Ended December 31,	2022	2021
Operations:
Net investment loss	$(8,144,285)	$(2,938,296)
Net realized gain (loss)	(255,017,982)	163,747,702
Change in unrealized appreciation (depreciation)	(481,915,565)	(252,028,172)
Decrease in Net Assets from Operations	(745,077,832)	(91,218,766)
Distributions to shareholders from (Note 11):	(136,685,687)	(25,155,779)
Decrease in Net Assets from Distributions to Shareholders	(136,685,687)	(25,155,779)
Fund Share Transactions (Note 8):
Net proceeds from sale of shares	200,425,154	620,184,408
Reinvestment of distributions	126,346,046	23,101,500
Cost of shares repurchased	(499,903,339)	(587,783,169)
Increase (Decrease) in Net Assets from Fund Share Transactions	(173,132,139)	55,502,739
Decrease in Net Assets	(1,054,895,658)	(60,871,806)
Net Assets:
Beginning of year	2,186,108,582	2,246,980,388
End of year	$1,131,212,924	$2,186,108,582

The Accompanying Notes are an Integral Part of these Financial Statements.

Opportunity Trust 2022 Annual Report

Statement of cash flows

For the Year Ended December 31, 2022

Cash Flow from Operating Activities
Net decrease in net assets from operations	$(745,077,832)
Adjustments to reconcile decrease in net assets resulting from operations to net cash provided by operating activities:
Purchases of investment in unaffiliated securities	(715,783,965)
Sales of investments in unaffiliated securities	937,338,213
Sales of investments in affiliated securities	96,892,381
Increase in receivable for securities sold	(21,834,680)
Increase in receivable for fund shares sold	(40,333)
Decrease in dividends receivable	116,625
Decrease in prepaid expenses	18,480
Increase in payable for securities purchased	4,519,709
Decrease in payable for fund shares repurchased	(898,904)
Increase in distribution and service fees payable	11,479
Decrease in investment management fee payable	(661,730)
Increase in accrued other expenses	64,119
Net realized loss on unaffiliated investments	251,400,187
Net realized loss on affiliated investments	3,617,795
Partnership distribution from affiliated investment	1,785,098
Net change in unrealized depreciation on unaffiliated investments	455,307,014
Net change in unrealized depreciation on affiliated investments	26,608,551
Net Cash provided by operating activities	293,382,207
Cash Flow from Financing Activities
Cash Distribution	(10,339,641)
Increase in loan payable	13,489,000
Increase in interest payable	631,693
Proceeds from shares sold	200,425,154
Payment on shares redeemed	(499,903,339)
Net cash used for financing activities	(295,697,133)
Net Decrease in Cash	(2,314,926)
Cash at beginning of year	2,315,396
Cash at end of year	$470
Supplemental Disclosure of Cash Flow Information
Non-cash financing activities not included herein consist of reinvestment of distributions of:	$126,346,046

The Accompanying Notes are an Integral Part of these Financial Statements.

Opportunity Trust 2022 Annual Report

Financial highlights

For a share of beneficial interest outstanding throughout each year ended December 31:

Class A Shares	2022	2021	2020	2019	2018
Net asset value, beginning of year	$38.25	$39.99	$28.85	$21.54	$23.88
Income (loss) from operations:
Net investment income (loss)[1]	(0.17)	(0.07)	(0.01)	— [2]	(0.13)
Net realized and unrealized gain (loss)	(13.53)	(1.22)	11.15	7.31	(2.21)
Total income (loss) from operations	(13.70)	(1.29)	11.14	7.31	(2.34)
Less distributions from:
Net investment income	(0.06)	—	—	—	—
Net realized gain	(2.82)	(0.45)	—	—	—
Total distributions:	(2.88)	(0.45)	—	—	—
Net asset value, end of year	$21.67	$38.25	$39.99	$28.85	$21.54
Total return[3]	-36.09%	-3.24%	38.61%	33.94%	-9.80%
Net assets, end of year (000s)	$512,731	$874,473	$941,942	$705,372	$221,842
Ratios to average net assets:
Gross expenses[4]	1.53%	1.21%	1.28%	1.47%	1.39%
Net expenses[4]	1.52 [5]	1.21 [5]	1.28 [5]	1.47 [5]	1.39 [5]
Net investment income (loss)	(0.59)	(0.17)	(0.04)	0.02	(0.49)
Portfolio turnover rate	40%	55%	64%	35%	30%

1  Per share amounts have been calculated using the average shares method.

2  Amount is less than $0.01 per share.

3  Performance figures, exclusive of sales charges, may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

4  Does not include fees and expenses of the Underlying Funds in which the Fund invests.

5  Effective April 30, 2020, the Adviser agreed to waive fees and/or reimburse operating expenses, (other than front-end or contingent deferred loads, taxes, interest expense, brokerage commissions, acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization, portfolio transaction expenses, dividends paid on short sales, extraordinary expenses such as litigation, Rule 12b-1 fees, intermediary servicing fees, or any other class-specific expenses) through April 30, 2023, so that such annual operating expenses will not exceed 0.88%. Prior to April 30, 2020, the limit was 1.20% and established at the class level (inclusive of 12b-1 and shareholder servicing fees). Interest expenses were 0.33%, 0.05%, 0.10%, 0.28% and 0.21% for the years ended December 31, 2022, 2021, 2020, 2019 and 2018, respectively. Excluding interest, the net expense ratios were 1.19%, 1.16%, 1.18%, 1.19% and 1.18% for the years ended December 31, 2022, 2021, 2020, 2019 and 2018, respectively (See Note 3).

The Accompanying Notes are an Integral Part of these Financial Statements.

Opportunity Trust 2022 Annual Report

Financial highlights (cont'd)

For a share of beneficial interest outstanding throughout each year ended December 31:

Class C Shares	2022	2021	2020	2019	2018
Net asset value, beginning of year	$35.02	$36.92	$26.84	$20.19	$22.55
Income (loss) from operations:
Net investment loss[1]	(0.37)	(0.37)	(0.23)	(0.29)	(0.30)
Net realized and unrealized gain (loss)	(12.33)	(1.08)	10.31	6.94	(2.06)
Total income (loss) from operations	(12.70)	(1.45)	10.08	6.65	(2.36)
Less distributions from:
Net realized gain	(2.82)	(0.45)	—	—	—
Total distributions:	(2.82)	(0.45)	—	—	—
Net asset value, end of year	$19.50	$35.02	$36.92	$26.84	$20.19
Total return[2]	-36.57%	-3.95%	37.56%	32.94%	-10.47%
Net assets, end of year (000s)	$71,844	$152,662	$204,214	$216,364	$559,251
Ratios to average net assets:
Gross expenses[3]	2.26%	1.95%	2.03%	2.22%	2.13%
Net expenses[3]	2.26 [4]	1.95 [4]	2.03 [4]	2.22 [4]	2.13 [4]
Net investment loss	(1.35)	(0.89)	(0.88)	(1.25)	(1.24)
Portfolio turnover rate	40%	55%	64%	35%	30%

1  Per share amounts have been calculated using the average shares method.

2  Performance figures, exclusive of CDSC, may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

3  Does not include fees and expenses of the Underlying Funds in which the Fund invests.

4  Effective April 30, 2020, the Adviser agreed to waive fees and/or reimburse operating expenses, (other than front-end or contingent deferred loads, taxes, interest expense, brokerage commissions, acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization, portfolio transaction expenses, dividends paid on short sales, extraordinary expenses such as litigation, Rule 12b-1 fees, intermediary servicing fees, or any other class-specific expenses) through April 30, 2023, so that such annual operating expenses will not exceed 0.88%. Prior to April 30, 2020, the limit was 1.97% and established at the class level (inclusive of 12b-1 and shareholder servicing fees). Interest expenses were 0.33%, 0.05%, 0.10%, 0.28% and 0.21% for the years ended December 31, 2022, 2021, 2020, 2019 and 2018, respectively. Excluding interest, the expense ratios were 1.93%, 1.90%, 1.93%, 1.94% and 1.92% for the years ended December 31, 2022, 2021, 2020, 2019 and 2018, respectively (See Note 3).

The Accompanying Notes are an Integral Part of these Financial Statements.

Opportunity Trust 2022 Annual Report

For a share of beneficial interest outstanding throughout each year ended December 31:

Class FI Shares	2022	2021	2020	2019	2018
Net asset value, beginning of year	$39.38	$41.19	$29.74	$22.22	$24.64
Income (loss) from operations:
Net investment loss[1]	(0.21)	(0.11)	(0.05)	(0.09)	(0.14)
Net realized and unrealized gain (loss)	(13.92)	(1.25)	11.50	7.61	(2.28)
Total income (loss) from operations	(14.13)	(1.36)	11.45	7.52	(2.42)
Less distributions from:
Net realized gain	(2.82)	(0.45)	—	—	—
Total distributions:	(2.82)	(0.45)	—	—	—
Net asset value, end of year	$22.43	$39.38	$41.19	$29.74	$22.22
Total return[2]	-36.15%	-3.32%	38.50%	33.84%	-9.82%
Net assets, end of year (000s)	$7,033	$14,291	$14,458	$14,026	$13,278
Ratios to average net assets:
Gross expenses[3]	1.60%	1.29%	1.35%	1.53%	1.41%
Net expenses[3]	1.60 [4]	1.29 [4]	1.35 [4]	1.53 [4]	1.41 [4]
Net investment loss	(0.67)	(0.24)	(0.19)	(0.34)	(0.53)
Portfolio turnover rate	40%	55%	64%	35%	30%

1  Per share amounts have been calculated using the average shares method.

2  Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

3  Does not include fees and expenses of the Underlying Funds in which the Fund invests.

4  Effective April 30, 2020, the Adviser agreed to waive fees and/or reimburse operating expenses, (other than front-end or contingent deferred loads, taxes, interest expense, brokerage commissions, acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization, portfolio transaction expenses, dividends paid on short sales, extraordinary expenses such as litigation, Rule 12b-1 fees, intermediary servicing fees, or any other class-specific expenses) through April 30, 2023, so that such annual operating expenses will not exceed 0.88%. Prior to April 30, 2020, the limit was 1.26% and established at the class level (inclusive of 12b-1 and shareholder servicing fees). Interest expenses were 0.33%, 0.05%, 0.10%, 0.28% and 0.21% for the years ended December 31, 2022, 2021, 2020, 2019 and 2018, respectively. Excluding interest, the expense ratios were 1.27%, 1.24%, 1.25%, 1.25% and 1.20% for the years ended December 31, 2022, 2021, 2020, 2019 and 2018, respectively (See Note 3).

The Accompanying Notes are an Integral Part of these Financial Statements.

Opportunity Trust 2022 Annual Report

Financial highlights (cont'd)

For a share of beneficial interest outstanding throughout each year ended December 31:

Class I Shares	2022	2021	2020	2019	2018
Net asset value, beginning of year	$41.95	$43.73	$31.48	$23.44	$25.91
Income (loss) from operations:
Net investment income (loss)[1]	(0.11)	0.02	0.07	0.01	(0.07)
Net realized and unrealized gain (loss)	(14.85)	(1.33)	12.18	8.03	(2.40)
Total income (loss) from operations	(14.96)	(1.31)	12.25	8.04	(2.47)
Less distributions from:
Net investment income	(0.15)	(0.02)	—	—	—
Net realized gain	(2.82)	(0.45)	—	—	—
Total distributions:	(2.97)	(0.47)	—	—	—
Net asset value, end of year	$24.02	$41.95	$43.73	$31.48	$23.44
Total return[2]	-35.92%	-3.01%	38.91%	34.30%	-9.53%
Net assets, end of year (000s)	$535,204	$1,135,832	$1,077,438	$736,467	$517,820
Ratios to average net assets:
Gross expenses[3]	1.27%	0.98%	1.04%	1.23%	1.15%
Net expenses[3]	1.25 [4]	0.98 [4]	1.03 [4]	1.21 [4]	1.14 [4]
Net investment income (loss)	(0.33)	0.05	0.23	0.02	(0.23)
Portfolio turnover rate	40%	55%	64%	35%	30%

1  Per share amounts have been calculated using the average shares method.

2  Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

3  Does not include fees and expenses of the Underlying Funds in which the Fund invests.

4  Effective April 30, 2020, the Adviser agreed to waive fees and/or reimburse operating expenses, (other than front-end or contingent deferred loads, taxes, interest expense, brokerage commissions, acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization, portfolio transaction expenses, dividends paid on short sales, extraordinary expenses such as litigation, Rule 12b-1 fees, intermediary servicing fees, or any other class-specific expenses) through April 30, 2023, so that such annual operating expenses will not exceed 0.93%. Separately, the Adviser has agreed to waive fees and/or reimburse operating expenses such that the previously described annual operating expenses, plus intermediary servicing fees and other class-specific expenses, will not exceed 0.93% for Class I. Interest expenses were 0.33%, 0.05%, 0.10%, 0.28% and 0.21% for the years ended December 31, 2022, 2021, 2020, 2019 and 2018, respectively. Excluding interest, the net expense ratios were 0.92%, for the year ended December 31, 2022 and 0.93% for the years ended 2021, 2020, 2019 and 2018 (See Note 3).

The Accompanying Notes are an Integral Part of these Financial Statements.

Opportunity Trust 2022 Annual Report

For a share of beneficial interest outstanding throughout each period ended December 31:

Class IS Shares	2022	2021	2020	2019	2018**
Net asset value, beginning of period	$42.05	$43.82	$31.52	$23.44	$32.06
Income (loss) from operations:
Net investment income (loss)[1]	(0.07)	0.07	0.08	0.23	0.01
Net realized and unrealized gain (loss)	(14.92)	(1.35)	12.22	7.85	(8.63)
Total gain (loss) from operations	(14.99)	(1.28)	12.30	8.08	(8.62)
Less distributions from:
Net investment income	(0.20)	(0.04)	—	—	—
Net realized gain	(2.82)	(0.45)	—	—	—
Total distributions:	(3.02)	(0.49)	—	—	—
Net asset value, end of period	$24.04	$42.05	$43.82	$31.52	$23.44
Total return[2]	-35.90%	-2.93%	39.02%	34.47%	-26.89%[5]
Net assets, end of period (000s)	$1,146	$795	$734	$605	$73
Ratios to average net assets:
Gross expenses[3]	1.30%	0.90%	0.97%	1.13%	1.09%[6]
Net expenses[3]	1.29 [4]	0.90 [4]	0.96 [4]	1.09 [4]	1.05 [4,6]
Net investment income (loss)	(0.23)	0.14	0.25	0.81	0.09 [6]
Portfolio turnover rate	40%	55%	64%	35%	30%[5]

**  Commenced operations on August 22, 2018.

1  Per share amounts have been calculated using the average shares method.

2  Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

3  Does not include fees and expenses of the Underlying Funds in which the Fund invests.

4  Effective April 30, 2020, the Adviser agreed to waive fees and/or reimburse operating expenses, (other than front-end or contingent deferred loads, taxes, interest expense, brokerage commissions, acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization, portfolio transaction expenses, dividends paid on short sales, extraordinary expenses such as litigation, Rule 12b-1 fees, intermediary servicing fees, or any other class-specific expenses) through April 30, 2023, so that such annual operating expenses will not exceed 0.88%. Prior to April 30, 2020, the limit was 0.83% and established at the class level (inclusive of 12b-1 and shareholder servicing fees). Interest expenses were 0.33%, 0.05%, 0.10% and 0.26% for the years ended December 31, 2022, 2021, 2020 and 2019, respectively, and 0.22% (annualized) for the period ended December 31, 2018. Excluding interest, the net expense ratios were 0.96%, 0.85%, 0.86% and 0.83% for the years ended December 31, 2022, 2021, 2020 and 2019, respectively, and 0.83% (annualized) for the period ended December 31, 2018 (see Note 3).

5  Not annualized

6  Annualized

The Accompanying Notes are an Integral Part of these Financial Statements.

Opportunity Trust 2022 Annual Report

Financial highlights (cont'd)

For a share of beneficial interest outstanding throughout each year ended December 31:

Class R Shares	2022	2021	2020	2019	2018
Net asset value, beginning of year	$37.99	$39.82	$28.81	$21.57	$23.98
Income (loss) from operations:
Net investment loss[1]	(0.27)	(0.20)	(0.09)	(0.14)	(0.21)
Net realized and unrealized gain (loss)	(13.40)	(1.18)	11.10	7.38	(2.20)
Total income (loss) from operations	(13.67)	(1.38)	11.01	7.24	(2.41)
Less distributions from:
Net realized gain	(2.82)	(0.45)	—	—	—
Total distributions:	(2.82)	(0.45)	—	—	—
Net asset value, end of year	$21.50	$37.99	$39.82	$28.81	$21.57
Total return[2]	-36.27%	-3.48%	38.22%	33.57%	-10.05%
Net assets, end of year (000s)	$3,254	$8,055	$8,195	$7,122	$5,778
Ratios to average net assets:
Gross expenses[3]	1.76%	1.47%	1.53%	1.76%	1.67%
Net expenses[3]	1.76 [4]	1.47 [4]	1.53 [4]	1.76 [4]	1.67 [4]
Net investment loss	(0.90)	(0.44)	(0.32)	(0.54)	(0.79)
Portfolio turnover rate	40%	55%	64%	35%	30%

1  Per share amounts have been calculated using the average shares method.

2  Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

3  Does not include fees and expenses of the Underlying Funds in which the Fund invests.

4  Effective April 30, 2020, the Adviser agreed to waive fees and/or reimburse operating expenses, (other than front-end or contingent deferred loads, taxes, interest expense, brokerage commissions, acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization, portfolio transaction expenses, dividends paid on short sales, extraordinary expenses such as litigation, Rule 12b-1 fees, intermediary servicing fees, or any other class-specific expenses) through April 30, 2023, so that such annual operating expenses will not exceed 0.88%. Prior to April 30, 2020, the limit was 1.55% and established at the class level (inclusive of 12b-1 and shareholder servicing fees). Interest expenses were 0.33%, 0.05%, 0.10%, 0.28% and 0.21% for the years ended December 31, 2022, 2021, 2020, 2019 and 2018, respectively. Excluding interest, the expense ratios were 1.43%, 1.42%, 1.43%, 1.48% and 1.46% for the years ended December 31, 2022, 2021, 2020, 2019 and 2018, respectively (See Note 3).

The Accompanying Notes are an Integral Part of these Financial Statements.

Opportunity Trust 2022 Annual Report

Notes to financial statements

1. Organization

Opportunity Trust, formerly known as Miller Opportunity Trust, (the "Fund") is a separate diversified investment series of the Trust for Advised Portfolios (the "Trust"), a Delaware Statutory Trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund converted to the Trust on February 24, 2017, and was previously organized in the Legg Mason Investment Trust as the Legg Mason Opportunity Trust (the "Predecessor Fund"). The Fund seeks to provide long-term growth of capital. Effective December 19, 2022, the name of the Fund changed from Miller Opportunity Trust.

2. Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the Fund in preparation of its financial statements. These policies are in conformity with U.S. generally accepted accounting principles ("U.S. GAAP") for investment companies. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board Accounting Standards Topic 946. The presentation of financial statement in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses. Actual results may differ from those estimates.

(a) Investment valuation. Investments in securities traded on a national securities exchange are valued at the last reported sales price on the exchange on which the security is principally traded. Securities traded on the NASDAQ exchanges are valued at the NASDAQ Official Closing Price ("NOCP"). Exchange-traded securities for which no sale was reported and NASDAQ securities for which there is no NOCP are valued at the mean of the most recent quoted bid and ask prices quoted. Exchange traded options are valued at the composite mean price, which calculates the mean of the highest bid price and lowest ask price across the exchanges where the option is principally traded. These investments are categorized as Level 1 of the fair value hierarchy. Pricing services may use various valuation methodologies, including matrix pricing and other analytical models as well as market transactions and dealer quotations. Long-term fixed income securities are valued using prices provided by an independent pricing service approved by the Board. Securities for which market quotations are not readily available are valued at their estimated fair value as determined in good faith by Miller Value Partners, LLC (the

Opportunity Trust 2022 Annual Report

Notes to financial statements (cont'd)

"Adviser") under procedures established by and under the general supervision and responsibility of the Board.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized into three broad levels and described below:

•  Level 1 — quoted prices in active markets for identical investments. An active market for a security is a market in which transactions occur with sufficient frequency and volume to provide pricing information on an ongoing basis. A quoted price in an active market provides the most reliable evidence of fair value.

•  Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.). Other inputs other than quoted prices included in level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

•  Level 3 — significant unobservable inputs, including the Fund's own assumptions in determining fair value of investments.

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the fair values of the Fund's investments in each category investment type as of December 31, 2022:

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments*
Common Stocks	$1,315,695,495	$—	$—	$1,315,695,495
Corporate Bond	—	6,315,000	—	6,315,000
Investment Fund	—	—	1,548,089	1,548,089
Warrants	—	—	196,970	196,970
Total Investments	$1,315,695,495	$6,315,000	$1,745,059	$1,323,755,554

*  See Schedule of Investments for additional detailed categorizations.

Opportunity Trust 2022 Annual Report

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Investments in Securities	Investment Fund[1]	Warrants
Balance at December 31, 2021	$6,386,791	$270,833
Realized gain	353,999[2]	—
Sales/Partnership distributions	(1,785,098)	—
Change in unrealized appreciation (depreciation)	(3,407,603)[1]	(73,863)
Balance at December 31, 2022	$1,548,089	$196,970
Change in unrealized appreciation (depreciation) for Level 3 securities held at December 31, 2022	$(3,407,603)	$(73,863)

1  This amount is included in the net change in unrealized appreciation (depreciation) in affiliates in the accompanying Statement of Operations. Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

2  This amount is included in net realized gain (loss) from investment transactions in affiliates in the accompanying Statement of Operations.

The following table summarizes the valuation techniques and unobservable inputs used to determine the fair value of Level 3 investments:

	Value at December 31, 2022	Valuation Technique(s)	Unobservable Input(s)	Range / Weighted Average	Impact to Valuation from an Increase in Input*
Investment Fund	$1,548,089	Discounted NAV of Limited Partnership Interest	Liquidity Discount	25%	Decrease
Warrants	$196,970	Black-Scholes Model	Liquidity Discount	35%	Decrease

*  This column represents the directional change in the fair value of the Level 3 investments that would result in an increase from the corresponding unobservable input. A decrease to the unobservable input would have the opposite effect. Significant increases and decreases in these unobservable inputs in isolation could result in significantly higher or lower fair value measurements.

(b) Purchased options. When the Fund purchases an option, an amount equal to the premium paid by the Fund is recorded as an investment on the Statement of Assets and Liabilities, the value of which is marked-to-market to reflect the current market value of the option purchased. If the purchased option expires, the Fund realizes a loss equal

Opportunity Trust 2022 Annual Report

Notes to financial statements (cont'd)

to the amount of premium paid. When an instrument is purchased or sold through the exercise of an option, the related premium paid is added to the basis of the instrument acquired or deducted from the proceeds of the instrument sold. The risk associated with purchasing put and call options is limited to the premium paid.

(c) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method.

(d) Distributions to shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from U.S. GAAP.

(e) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(f) Indemnifications. In the normal course of business, the Fund enters into contracts that contain a variety of representations, which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

(g) Federal and other taxes. It is the Fund's policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the "Code"), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund's financial statements.

Management has analyzed the Fund's tax positions taken on income tax returns for all open tax years and has concluded that as of December 31, 2022, no provision for income tax is required in the Fund's financial statements. The Fund's federal and state income and federal excise tax

Opportunity Trust 2022 Annual Report

returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

The Fund was notified in 2017 of a tax lien filed by the Internal Revenue Service related to a previous holding. No liability for the lien has been recorded as it is currently under appeal. If the appeal is unsuccessful, the Fund has also received indemnification from previous management for any tax, penalties, or interest related to the matter.

The Fund holds interests in certain securities that are treated as partnerships for Federal income tax purposes. These entities may be subject to audit by the Internal Revenue Service or other applicable tax authorities. The Fund's taxable income or tax liability for prior taxable years could be adjusted as a result of such an audit. The Fund may be required to pay a fund-level tax as a result of such an adjustment or may pay a "deficiency dividend" to its current shareholders in order to avoid a fund-level tax associated with the adjustment. The Fund could also be required to pay interest and penalties in connection with such an adjustment. Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends, and capital gains at various rates.

3. Investment management agreement and other transactions with affiliates

The Trust has an agreement with the Adviser to furnish investment advisory services to the Fund.

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, in accordance with the following breakpoint schedule:

Average Daily Net Assets	Annual Rate
First $100.0 million	1.000%
Next $2.5 billion	0.750
Next $2.5 billion	0.700
Next $2.5 billion	0.675
Over $7.6 billion	0.650

Effective April 30, 2020, the Adviser has contractually agreed to reduce fees and pay expenses, (other than front-end or contingent deferred loads, taxes, interest expense, brokerage commissions, acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization, portfolio transaction expenses, dividends paid on short sales, extraordinary expenses such as litigation, Rule 12b-1 fees, intermediary servicing fees, or any other class-specific expenses) through

Opportunity Trust 2022 Annual Report

Notes to financial statements (cont'd)

April 30, 2023, so that such annual operating expenses will not exceed 0.88%. Separately, with respect to Class I only, the Adviser has agreed to waive fees and/or reimburse operating expenses such that the previously described annual operating expenses, plus intermediary servicing fees and other class-specific expenses, will not exceed 0.93%. These arrangements cannot be terminated prior to May 1, 2023 without the Board of Trustees' consent.

Prior to April 30, 2020, the limit on annual operating expenses was established at a class level and inclusive of 12b-1 fees and shareholder servicing fees and did not exceed the class levels set forth below. The Predecessor Fund did not have expense limitations.

Class A	Class C	Class FI	Class I	Class IS	Class R
1.20%	1.97%	1.26%	0.93%	0.83%	1.55%

During the period ended December 31, 2022, fees waived and/or expenses reimbursed amounted to $229,399.

The Adviser is permitted to recapture amounts waived and/or reimbursed to a class within 36 months of the reimbursement date if the class's total annual operating expenses have fallen to a level below the expense limitation ("expense cap") in effect at the time the fees were earned or the expenses incurred. In no case will the Adviser recapture any amount that would result, on any particular business day of the Fund, in the class's total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Pursuant to these arrangements, at December 31, 2022, the Fund had remaining fee waivers and/or expense reimbursements subject to recapture by the Adviser and respective dates of expiration as follows:

	Class A	Class C	Class FI	Class I	Class IS	Class R
Expires December 31, 2023	$—	$—	$—	$71,388	$83	$—
Expires December 31, 2024	—	—	—	—	—	—
Expires December 31, 2025	41,332	5,759	592	181,376	71	269
Total	$41,332	$5,759	$592	$252,764	$154	$269

U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services ("Fund Services") serves as the Fund's administrator & fund accountant and transfer agent. The officers of the Trust are employees of Fund Services. U.S Bank, N.A. serves as the Fund's custodian. For the year ended December 31, 2022, the Fund incurred the following expenses for

Opportunity Trust 2022 Annual Report

administration & fund accounting, transfer agent, custody and compliance fees:

Administration & fund accounting	$917,941
Transfer agent	$390,440
Custody	$117,460
Compliance	$14,135

At December 31, 2022, the Fund had payables due to Fund Services for administration & fund accounting, transfer agent, custody and compliance fees in the following amounts:

Administration & fund accounting	$211,143
Transfer agent	$104,256
Custody	$28,645
Compliance	$3,556

The above payable amounts are included in Accrued other expenses in the Statement of assets and liabilities.

The Independent Trustees were paid $15,002 for their services and reimbursement of travel expenses during the year ended December 31, 2022. The Fund pays no compensation to the Interested Trustee or officers of the Trust.

Quasar Distributors, LLC ("Quasar"), serves as the Fund's distributor and principal underwriter.

There is a maximum initial sales charge of 5.75% for Class A shares. There is a contingent deferred sales charge ("CDSC") of 1.00% on Class C shares, which applies if redemption occurs within 12 months from purchase payment. In certain cases, the Fund's Class A shares have a 1.00% CDSC, which applies if redemption occurs within 18 months from purchase payment. This CDSC only applied to those purchases of Class A shares in excess of $1,000,000 and the initial sales charge is waived. These purchases do not incur an initial sales charge.

For the year ended December 31, 2022, Quasar did not retain sales charges on sales of Class A shares. In addition, year ended December 31, 2022, CDSCs paid to Quasar for Class C shares totaled $1,181.

Opportunity Trust 2022 Annual Report

Notes to financial statements (cont'd)

4. Investments

During the period ended December 31, 2022, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$723,121,564
Sales	$1,034,970,766

5. Derivative instruments and hedging activities

The following tables provide information about the effect of derivatives and hedging activities on the Fund's Statement of Operations for the year ended December 31, 2022. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund's derivatives and hedging activities during the year.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED

	Equity Risk	Interest Rate Risk
Purchased options[1]	$(23,297,434)	$32,760,693

1  Net realized gain (loss) from purchased options is reported in net realized gain (loss) from investment transactions in unaffiliated securities in the Statement of Operations.

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED

	Equity Risk	Interest Rate Risk
Purchased options[1]	$(201,818)	$(1,863,244)

1  The change in unrealized appreciation (depreciation) from purchased options is reported in the change in net unrealized appreciation (depreciation) from unaffiliated investments in the Statement of Operations.

For the period ended December 31, 2022 the volume of derivative activity for the Fund was as follows:

Average Market Value
Purchased options	$70,563,947

6. Class specific expenses

The Fund has adopted a Rule 12b-1 shareholder services and distribution plan and under that plan the Fund pays service and/or distribution fees with respect to its Class A, Class C, Class FI and Class R shares calculated at the annual rate of 0.25%, 1.00%, 0.25% and 0.50% of the average daily net assets of each class, respectively.

Opportunity Trust 2022 Annual Report

The Fund also has arrangements with various parties to provide ongoing sub-transfer agent services for each share class. Service and/or distribution fees and sub-transfer agent fees are accrued daily and paid monthly or quarterly.

For the year ended December 31, 2022, class specific expenses were as follows:

	Distribution Fees	Shareholder Servicing Fees
Class A	$1,668,339	$387,745
Class C	1,049,615	65,829
Class FI	26,816	15,709
Class I	—	551,257
Class R	25,696	3,804
Total	$2,770,466	$1,024,344

7. Lines of Credit

The Fund may borrow for investment purposes, also known as "leveraging" from a $250,000,000 line of credit ("Leveraging Credit Agreement") with the Bank of Nova Scotia. This Leveraging Credit Agreement renews daily for a 180-day term unless notice to the contrary is given to the Fund. Leverage is the ability to earn a return on a capital base that is larger than the Fund's net assets. Use of leverage can magnify the effects of changes in the value of the Fund's investments and makes such investments more volatile. Leveraging could cause investors to lose more money in adverse environments. The Fund pays a monthly commitment fee at an annual rate of 0.10% on the unutilized portion of the Leveraging Credit Agreement. However, the commitment fee will be waived when 50% of the line of credit is drawn. The interest on the borrowings under this Leveraging Credit Agreement is calculated at variable rates based on the prevailing LIBOR rate plus a spread. To the extent of the borrowing outstanding, the Fund is required to maintain collateral in a special custody account at the Fund's custodian on behalf of the Bank of Nova Scotia. The Fund's Leveraging Credit Agreement contains customary covenants that, among other things, may limit the Fund's ability to pay distributions in certain circumstances, incur additional debt, change its fundamental investment policies and engage in certain transactions, including mergers and consolidations, and require asset coverage ratios in addition to those required by the 1940 Act. In addition, the Leveraging Credit Agreement may be subject to early termination under certain events and may contain other provisions that could limit the Fund's ability to utilize borrowing under the agreement.

Opportunity Trust 2022 Annual Report

Notes to financial statements (cont'd)

The Fund also has access to a $75 million unsecured line of credit through an agreement with U.S. Bank. The Fund may temporarily draw on the line of credit to satisfy redemption requests or settle investment transactions. Interest is charged to the Fund based on its borrowings at a rate per annum equal to the Prime Rate, to be paid monthly.

	Bank of Nova Scotia	U.S. Bank
Maximum available credit	$250,000,000	$75,000,000
Largest amount outstanding on an individual day	193,000,000	31,230,000
Average daily loan outstanding	193,000,000	4,178,792
Interest expense	5,173,221	81,728
Loan outstanding as of December 31, 2022	193,000,000	13,489,000
Average Interest rate	2.65%	5.43%

8. Shares of beneficial interest

At December 31, 2022, the Trust had an unlimited number of shares of beneficial interest authorized with no par value. The Fund has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Year Ended December 31, 2022		Year Ended December 31, 2021
	Shares	Amount	Shares	Amount
Class A
Shares sold*	1,518,927	$45,242,733	2,316,685	$104,844,082
Shares issued on reinvestment	2,637,352	59,442,349	249,808	9,690,051
Shares repurchased	(3,357,185)	(94,643,384)	(3,261,389)	(145,730,588)
Net increase (decrease)	799,094	$10,041,698	(694,896)	$(31,196,455)
Class C
Shares sold	273,517	$7,356,318	479,745	$19,951,005
Shares issued on reinvestment	442,569	8,962,011	52,235	1,855,934
Shares repurchased*	(1,390,997)	(37,478,160)	(1,703,848)	(70,577,168)
Net decrease	(674,911)	$(21,159,831)	(1,171,868)	$(48,770,229)
Class FI
Shares sold	31,952	$1,090,313	164,551	$8,054,870
Shares issued on reinvestment	34,310	799,089	3,288	131,340
Shares repurchased	(115,675)	(3,257,382)	(155,963)	(7,042,638)
Net increase (decrease)	(49,413)	$(1,367,980)	11,876	$1,143,572

Opportunity Trust 2022 Annual Report

	Year Ended December 31, 2022		Year Ended December 31, 2021
	Shares	Amount	Shares	Amount
Class I
Shares sold	4,364,872	$145,416,959	9,715,420	$485,712,748
Shares issued on reinvestment	2,262,890	56,644,373	266,222	11,322,215
Shares repurchased	(11,419,241)	(361,575,694)	(7,543,291)	(363,152,574)
Net increase (decrease)	(4,791,479)	$(159,514,362)	2,438,351	$133,882,389
Class IS
Shares sold	25,801	$758,449	6,800	$338,840
Shares issued on reinvestment	4,899	122,907	191	8,155
Shares repurchased	(1,913)	(50,053)	(4,855)	(212,316)
Net increase	28,787	$831,303	2,136	$134,679
Class R
Shares sold	17,405	$560,382	27,745	$1,282,863
Shares issued on reinvestment	16,808	375,317	2,434	93,805
Shares repurchased	(94,897)	(2,898,666)	(23,931)	(1,067,885)
Net increase (decrease)	(60,684)	$(1,962,967)	6,248	$308,783
Total increase (decrease)	(4,748,606)	$(173,132,139)	591,847	$55,502,739

*  46,201 Class C shares converted into 42,189 Class A shares, amounting to $1,389,845, during the year ended December 31, 2022. 61,855 Class C shares converted into 56,541 Class A shares, amounting to $2,652,000, during the year ended December 31, 2021. Class C shares of the Fund automatically convert to Class A shares after they have been held for 8 years.

9. Transactions with affiliated companies

An "Affiliated Company", as defined in the 1940 Act, includes a company in which the Fund owns 5% or more of the company's outstanding voting securities or partnership interests at any time during the period. The following transactions were effected in shares of such companies for the year ended December 31, 2022:

	Pangaea One, LP	Shapeways Holdings Inc.	Tivity Health Inc.	Tupperware Brands Corp.[1]	Total
Value at December 31, 2021	$6,386,791	$2,016,637	$79,320,000	$36,696,000	$124,419,428
Purchases	—	—	—	—	—
Sales / Partnership Distributions	(1,785,098)	(1,554,504)	(93,552,779)	(15,786,984)	(112,679,365)
Change in Unrealized Gain (Loss)	(3,407,603)	3,419,043	(23,200,948)	16,615,329	(6,574,179)
Realized Gain (Loss) on Sales / Distributions	353,999	(3,881,176)	37,433,727	(37,524,345)	(3,617,795)
Value at December 31, 2022	$1,548,089	$—	$—	$—	$1,548,089
Shares outstanding at December 31, 2022	—	—	—	—	—
Amortization, Dividend, Interest Income	$757,986	$—	$—	$—	$757,986

1  Tupperware Brands Corp. was not an affiliated company at December 31, 2021 and became an affiliated company during the year ended December 31, 2022.

Opportunity Trust 2022 Annual Report

Notes to financial statements (cont'd)

10. Restricted securities

The following Fund investments are restricted as to resale and, in the absence of readily ascertainable market values, are valued in good faith in accordance with procedures approved by the Board of Trustees.

Security	Cost	Value at December 31, 2022	Percent of Net Assets	Open Commitments
Pangaea One, LP1	$27,419,463	$1,548,089	0.1%	$729,365[2]
Alaunos Therapeutics, Inc. (Warrant)[3]	$1,177,757	$196,970	0.0%[4]	N/A

1  Acquisition dates were 5/08, 8/08, 10/08, 12/08, 2/09, 5/09, 8/09, 11/09, 3/10, 7/10, 1/11, 2/11, 4/11, 8/11, 10/11, 1/12,4/12, 5/12, 6/12, 8/12, 12/12, 5/13, 6/13, 9/13, 3/14, 8/14 and 10/14.

2  In the normal course of operations, the Fund makes commitments to invest in businesses. At December 31, 2022, the Fund had open commitment of $729,365.

3  Acquisition date was 7/19.

4  Percentage represents less than 0.05%.

11. Income tax information and distributions to shareholders

The Fund made distributions during the year ended December 31, 2022, and year ended December 31, 2021 were as follows:

Ordinary Income:	Year Ended December 31, 2022	Year Ended December 31, 2021
Class A	$1,472,449	$—
Class C	—	—
Class FI	—	—
Class I	3,312,511	569,918
Class IS	9,448	781
Class R	—	—
Total	$4,794,408	$570,699
Short-Term Capital Gain:
Class A	$2,029,149	$10,184,299
Class C	314,745	1,967,573
Class FI	26,698	161,488
Class I	1,997,502	12,167,457
Class IS	4,145	9,747
Class R	12,590	94,516
Total	$4,384,829	$24,585,080

Opportunity Trust 2022 Annual Report

Long-Term Capital Gain:	Year Ended December 31, 2022	Year Ended December 31, 2021
Class A	$59,012,679	$—
Class C	9,151,541	—
Class FI	776,282	—
Class I	58,079,378	—
Class IS	120,504	—
Class R	366,066	—
Total	$127,506,450	$—
Total Distributions Paid	$136,685,687	$25,155,779

At December 31, 2022, the components of accumulated earnings for income tax purposes were as follows:

Tax cost of investments	$1,539,199,221
Unrealized appreciation	187,238,258
Unrealized depreciation	(402,681,925)
Net unrealized depreciation	$(215,443,667)
Capital loss carryforwards	(256,887,769)
Other accumulated gain/(loss)(a)	(621,702)
Total accumulated loss	$(472,953,138)

(a)  Other book/tax temporary differences are attributable to book/tax differences in the timing of the deductibility of various expenses.

GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended December 31, 2022, the following reclassifications have been made:

Accumulated Net Earnings(a)	Paid In Capital(a)
$(17,160,090)	$17,160,090

(a)  Reclassifications are due to the difference between the estimated and actual tax return of capital amount and book/tax differences in the treatment of various items.

The Fund is required, in order to meet certain excise tax requirements, to measure and distribute annually, net capital gains realized during the twelve month period ending October 31. In connection with this requirement, the Fund is permitted, for tax purposes, to defer into its next fiscal year any net capital losses incurred from November 1 through the end of the fiscal year. Late year losses incurred after December 31 within the fiscal year are deemed to arise on the first business day of the

Opportunity Trust 2022 Annual Report

Notes to financial statements (cont'd)

following fiscal year for tax purposes. As of December 31, 2022, the Fund had no late-year or post-October losses.

At December 31, 2022, the Fund had capital loss carryforwards, which reduce the Fund's taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal tax. Pursuant to the Internal Revenue Code, the character of such capital loss carryforwards is as follows:

Not Subject to Expiration
Short-Term	Long-Term	Total
$197,513,444	$59,374,325	$256,887,769

12. Subsequent Events

Management has evaluated events and transactions that occurred subsequent to December 31, 2022 through the date the financial statements have been issued and has determined that there were no significant subsequent events that would require adjustment to or additional disclosure in these financial statements.

13. New Accounting Pronouncements

In June 2022, the FASB issued Accounting Standards Update 2022-03, which amends Fair Value Measurement (Topic 820): Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions ("ASU 2022-03"). ASU 2022-03 clarifies guidance for fair value measurement of an equity security subject to a contractual sale restriction and establishes new disclosure requirements for such equity securities. ASU 2022-03 is effective for fiscal years beginning after December 15, 2023 and for interim periods within those fiscal years, with early adoption permitted. Management is currently evaluating the impact of these amendments on the financial statements.

Opportunity Trust 2022 Annual Report

Report of independent registered public accounting firm

To the Board of Trustees of Trust for Advised Portfolios
and the Shareholders of Opportunity Trust (formerly known as "Miller Opportunity Trust")

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Opportunity Trust (formerly known as "Miller Opportunity Trust"), a series of shares of beneficial interest in Trust for Advised Portfolios (the "Fund"), including the schedule of investments, as of December 31, 2022, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years and the period noted in the table below, and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2022, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and its financial highlights for each of the years and the period as noted in the table below, in conformity with accounting principles generally accepted in the United States of America.

Class	Financial Highlights Presented
Class A Class C Class FI Class I Class R	The financial highlights for each of the years in the five-year period ended December 31, 2022.
Class IS	The financial highlights for each of the years in the four-year period ended December 31, 2022 and for the period August 22, 2018 (commencement of operations) to December 31, 2018.

Basis for Opinion

These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Fund in accordance with the U.S. federal securities law and the applicable

Opportunity Trust 2022 Annual Report

Report of independent registered public accounting firm (cont'd)

rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risk of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022 by correspondence with the custodian, brokers, or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

BBD, LLP

We have served as the auditor of one or more of the Funds in the Trust for Advised Portfolios since 2010.

Philadelphia, Pennsylvania
March 1, 2023

Opportunity Trust 2021 Annual Report

Approval of investment advisory agreement for Opportunity Trust (unaudited)

At a meeting held on August 25 and 26, 2022, the Board of Trustees (the "Board") of Trust for Advised Portfolios (the "Trust"), including all Trustees who are not "interested persons" of the Trust ("Independent Trustees"), as that term is defined in the Investment Company Act of 1940, considered and approved the continuance of the investment advisory agreement ("Advisory Agreement") with Miller Value Partners, LLC (the "Adviser"), for the Opportunity Trust (the "Fund").

Ahead of the August meeting, the Board received and reviewed substantial information regarding the Fund, the Adviser and the services provided by the Adviser to the Fund under the Advisory Agreement. This information formed the primary (but not exclusive) basis for the Board's determinations. The information prepared specifically for the annual review of the Advisory Agreement supplemented the information provided to the Board and its committees throughout the year. The Board and its committees met regularly during the year and the information provided and topics discussed at such meetings were relevant to the review of the Advisory Agreement. Some of these reports and other data included, among other things, materials that outlined the investment performance of the Fund; compliance, regulatory, and risk management matters; the trading practices of the Adviser; valuation of investments; fund expenses; and overall market and regulatory developments. The Trustees considered the review of the Advisory Agreement to be an ongoing process and employed the accumulated information, knowledge, and experience they had gained during their tenure on the Board governing the Fund and working with the Adviser in their review of the Advisory Agreement. The Independent Trustees were advised by independent legal counsel during the annual review process as well as throughout the year, including meeting in executive sessions with such counsel without representatives from the Adviser present. In connection with their annual review, the Independent Trustees also received a memorandum from independent legal counsel outlining their fiduciary duties and legal standards in reviewing the Advisory Agreement.

In considering the continuance of the Advisory Agreement, the Board considered the following factors and made the following determinations. In its deliberations, the Board did not identify any single factor or piece of information as all important, controlling, or determinative of its decision, and each Trustee may have attributed different weights to the various factors and information.

Opportunity Trust 2022 Annual Report

Approval of investment advisory agreement for Opportunity Trust (unaudited) (cont'd)

•  In considering the nature, extent and quality of the services provided by the Adviser, the Trustees considered the Adviser's specific responsibilities in all aspects of the day-to-day management of the Fund, as well as the qualifications, experience and responsibilities of the portfolio managers and other key personnel who are involved in the day-to-day activities of the Fund. The Board also considered the Adviser's resources and compliance structure, including information regarding its compliance program, chief compliance officer, and compliance record and its disaster recovery/business continuity plan. The Board also considered the existing relationship between the Adviser and the Trust, as well as the Board's knowledge of the Adviser's operations, and noted that during the course of the year it met with the Adviser to discuss fund performance and investment outlook, as well as various marketing and compliance topics, including the Adviser's risk management process. The Board concluded that the Adviser had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Advisory Agreement and that, in the Board's view, the nature, overall quality, and extent of the management services provided were and would continue to be satisfactory and reliable.

•  In assessing the quality of the portfolio management delivered by the Adviser, the Board reviewed the performance of the Fund on both an absolute basis and in comparison to its peer group, relevant benchmark index, and a comparable composite of accounts managed by the Adviser. The Board considered that the Fund had underperformed relative to its peer group median/average, the Adviser's composite, and its benchmark index, as of June 30, 2022 for the one-, three-, five- and ten-year periods. The Board noted that the Fund had achieved more than ten calendar years of performance results.

•  The Trustees also reviewed the cost of the Adviser's services, and the structure and level of advisory fee payable by the Fund, including a comparison of the fee to fees payable by a peer group of funds. The Board noted that the Adviser had contractually agreed to maintain annual expense caps for the Fund's classes. The Board noted that, although the Fund's advisory fee and net expense ratio were higher than the peer group median and average, both were within the peer

Opportunity Trust 2022 Annual Report

group range. After reviewing the materials that were provided, the Trustees noted that the fee to be received by the Adviser was within the range of advisory fees charged to comparable funds and concluded that such fee was fair and reasonable.

•  The Trustees considered that, in addition to the Adviser's commitment to maintain its caps on the Fund's expense ratio, the Adviser's advisory fee schedule includes breakpoints, which allow for economies of scale to be shared through reductions in the advisory fee as Fund assets grow.

•  The Trustees considered the profitability of the Adviser from managing the Fund. In assessing the Adviser's profitability, the Trustees reviewed the financial information that was provided in the August meeting materials and took into account both direct and indirect benefits to the Adviser from managing the Fund. The Trustees concluded that the Adviser's profits from managing the Fund were not excessive and, after a review of the relevant financial information, that the Adviser appeared to have adequate capitalization and/or would maintain adequate profit levels to support the Fund.

Opportunity Trust 2022 Annual Report

Additional information (unaudited)

December 31, 2022

Proxy Voting Policies and Procedures

You may obtain a description of the Fund's proxy voting policy and voting records, without charge, upon request by contacting the Funds directly at 1-888-593-5110 or on the EDGAR Database on the SEC's website at www.sec.gov. The Fund files its proxy voting records annually as of June 30, with the SEC on Form N-PX. The Fund's Form N-PX is available without charge by visiting the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington D.C. You may obtain information on the operation of the Public Reference Room by calling 1-800-SEC-0330.

Quarterly Portfolio Schedule

The Fund files its complete schedule of portfolio holdings for the first and third quarters of each fiscal year with the SEC as an exhibit to its reports on Form N-PORT. The Fund's Form N-PORT reports are available without charge by visiting the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington D.C. You may obtain information on the operation of the Public Reference Room by calling (800) SEC-0330.

Qualified Dividend Income/Dividends Received Reduction

For the year ended December 31, 2022, certain dividends paid by the Fund may be reported as qualified dividend income (QDI) and are eligible for taxation at capital gains rates.

The percentage of dividends declared from ordinary income designated as qualified dividend income was 100.00%.

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended December 31, 2022, was 100.00%.

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(C) was 47.77%.

Statement Regarding Liquidity Risk Management Program

The Fund has adopted a liquidity risk management program. The Fund's Board has designated a committee of the Adviser to serve as the administrator of the program. Personnel of the Adviser conducts the day-to-day operation of the program pursuant to policies and procedures administered by the committee.

Opportunity Trust 2022 Annual Report

Under the program, the committee manages the Fund's liquidity risk, which is the risk that the Fund could not meet shareholder redemption requests without significant dilution of remaining shareholders' interests in the Fund. This risk is managed by monitoring the degree of liquidity of the Fund's investments, limiting the amount of the Fund's illiquid investments, and utilizing various risk management tools and facilities available to the Fund for meeting shareholder redemptions, among other means. The committee's process of determining the degree of liquidity of the Fund's investments is supported by one or more third-party liquidity assessment vendors.

The Fund's Board reviewed a report prepared by the committee regarding the operation and effectiveness of the program for the period January 1, 2021 through December 31, 2022. No liquidity events impacting the Fund were noted in the report. In addition, the committee provided its assessment that the program had been effective in managing the Fund's liquidity risk.

Opportunity Trust 2022 Annual Report

Additional information (unaudited)
Information about Trustees and Officers

Name, Address and Age	Position(s) Held with Trust	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships(3) Held During Past 5 Years by Trustee
Independent Trustees(4)
Harry E. Resis 615 E. Michigan Street Milwaukee, WI 53202 Year of birth: 1945	Trustee	Since 2012	Private investor. Previously served as Director of US Fixed Income for Henderson Global Investors	2	None
Brian S. Ferrie 615 E. Michigan Street Milwaukee, WI 53202 Year of birth: 1958	Trustee	Since 2020	Chief Compliance Officer, Treasurer, The Jensen Quality Growth Fund (2004 to 2020); Treasurer, Jensen Investment Management (2003 to 2020)	2	None
Wan-Chong Kung 615 E. Michigan Street Milwaukee, WI 53202 Year of birth: 1960	Trustee	Since 2020	Senior Fund Manager, Nuveen Asset Management (FAF Advisors/First American Funds) (2011 to 2019)	2	Federal Home Loan Bank of Des Moines (February 2022 to present); Trustee, Securian Funds Trust (12 portfolios) (October 2022 to present)
Interested Trustee(5)
Christopher E. Kashmerick 615 E. Michigan Street Milwaukee, WI 53202 Year of birth: 1974	Trustee, Chairman, President and Principal Executive Officer	Trustee since 2018, Chairman since 2018, President and Principal Executive Officer since 2014	Senior Vice President, U.S. Bancorp Fund Services, LLC (2011 to present)	2	None

Opportunity Trust 2022 Annual Report

Name, Address and Age	Position(s) Held with Trust	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years
Officers
Russell B. Simon 615 E. Michigan Street Milwaukee, WI 53202 Year of birth: 1980	President and Principal Executive Officer	Since 2022	Vice President, U.S. Bancorp Fund Services, LLC (2011 to present).
Elizabeth B. Scalf 615 E. Michigan Street Milwaukee, WI 53202 Year of birth: 1985	Interim Chief Compliance Officer and AML Officer	Since November 2022	Senior Vice President, U.S. Bancorp Fund Services, LLC (since 2017);Vice President and Assistant CCO, Heartland Advisers, Inc. (2016 — 2017) Vice President and CCO, Heartland Group, Inc. (2016)
Eric T. McCormick 615 E. Michigan Street Milwaukee, WI 53202 Year of birth: 1971	Treasurer and Principal Financial Officer	Since 2022	Vice President, U.S. Bancorp Fund Services, LLC (2005 to present)
Scott A. Resnick 615 E. Michigan Street Milwaukee, WI 53202 Year of birth: 1983	Secretary	Since 2019	Assistant Vice President, U.S. Bancorp Fund Services, LLC (2018 to present); Associate, Legal & Compliance, PIMCO (2012 to 2018).

(1)  Each Trustee serves an indefinite term; however, under the terms of the Board's retirement policy, a Trustee shall retire at the end of the calendar year in which he or she reaches the age of 75 (this policy does not apply to any Trustee serving at the time the policy was adopted). Each officer serves an indefinite term until the election of a successor.

(2)  The Trust is comprised of numerous series managed by unaffiliated investment advisers. The term "Fund Complex" applies only to the Fund. The Fund does not hold itself out as related to any other series within the Trust for purposes of investment and investor services, nor do they share the same investment advisor with any other series.

(3)  "Other Directorships Held" includes only directorships of companies required to register or file reports with the SEC under the Securities Exchange Act of 1934, as amended, (that is, "public companies") or other investment companies registered under the 1940 Act.

(4)  The Trustees of the Trust who are not "interested persons" of the Trust as defined under the 1940 Act ("Independent Trustees").

(5)  Mr. Kashmerick is an "interested person" of the Trust as defined by the 1940 Act. Mr. Kashmerick is an interested Trustee of the Trust by virtue of the fact that he is an interested person of U.S. Bancorp Fund Services, LLC, the Funds' administrator, fund accountant, and transfer agent.

The Fund's Statement of Additional Information ("SAI") includes information about the Fund's Trustees and is available without charge, upon request, by calling (888) 593-5110.

Opportunity Trust 2022 Annual Report

Privacy notice

The Fund collects non-public information about you from the following sources:

•  Information we receive about you on applications or other forms;

•  Information you give us orally; and/or

•  Information about your transactions with us or others.

We do not disclose any non-public personal information about our customers or former customers without the customer's authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing the Fund. We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities. We maintain physical, electronic and procedural safeguards to guard your non-public personal information and require third parties to treat your personal information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

Opportunity Trust 2022 Annual Report

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Investment Adviser

Miller Value Partners, LLC
One South Street
Suite 2550
Baltimore, MD 21202

Distributor

Quasar Distributors, LLC
111 East Kilbourn Ave.
Suite 2200
Milwaukee, Wisconsin 53202

Custodian

U.S. Bank National Association
Custody Operations
1555 North River Center Drive,
Suite 302
Milwaukee, Wisconsin 53212

Transfer Agent

U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

Independent Registered Public Accounting Firm

BBD, LLP
1835 Market Street,
3rd Floor
Philadelphia, PA 19103

Legal Counsel

Morgan, Lewis & Bockius, LLP
1111 Pennsylvania Avenue, NW
Washington, DC 20004

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Miller Value Funds

888.593.5110
millervaluefunds.com

(b)	Not applicable.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any substantive amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that there is at least one audit committee financial expert serving on its audit committee. Harry E. Resis, and Brian S. Ferrie are the “audit committee financial experts” and are considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no “Other services” provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	Opportunity Trust
	BBD, LLP
	FYE 12/31/2022	FYE 12/31/2021
(a) Audit Fees	$17,850	$17,500
(b) Audit-Related Fees	N/A	N/A
(c) Tax Fees	$3,100	$3,100
(d) All Other Fees	N/A	N/A

(e)(1) The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

(e)(2) The percentage of fees billed by the principal accountant applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	Opportunity Trust
	BBD, LLP
	FYE 12/31/2022	FYE 12/31/2021
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(f) All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

(g) The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.

	Opportunity Trust
	BBD, LLP
Non-Audit Related Fees	FYE 12/31/2022	FYE 12/31/2021
Registrant	$3,100	$3,100
Registrant’s Investment Adviser	N/A	N/A

(h) The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

(i) Not applicable

(j) Not applicable

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Trust for Advised Portfolios

By	/s/ Russell B. Simon
Russell B. Simon, President

Date	3/7/2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Russell B. Simon
Russell B. Simon, President

Date	3/7/2023

By	/s/ Eric T. McCormick
Eric T. McCormick, Treasurer

Date	3/8/2023